EXHIBIT 99.1
Investor Presentation April 2008

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements in this presentation are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on various factors and were derived utilizing numerous assumptions and other important factors that could cause results to differ materially from those in the forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "plans," "may increase," "will," "may," "should" and "could" are generally forward-looking in nature and not historical facts. Examples of forward-looking statements include our expectations as to capturing market share and our beliefs regarding the performance our captive insurance subsidiary. Factors that could cause actual results to differ materially from expectations are included in the "Cautionary Note Regarding Forward-Looking Statements" and "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2007. Investors are cautioned not to place undue reliance on these forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report unanticipated events unless required by law.

Leading Mortgage Outsourcing and Fleet Management Businesses Mortgage Fleet Management Leading provider of private label mortgage services and a top originator and servicer of prime mortgage loans 8th largest* retail residential mortgage originator and 13th largest* total residential mortgage originator with $39.5 billion of loan production during 2007 11th largest* servicer with a $159.2 billion portfolio at 12/31/07** Focus on high quality prime originations Unique front-end retail platform with purchase finance bias "One stop" provider of fleet management services with a broad range of product offerings and best in class technologies Second-largest *** vehicle management services provider in U.S. and Canada with over 630,000 vehicles under management Well diversified portfolio of leases to Fortune 500 companies PHH Corp is comprised of two leading business platforms Source: Company filings. (2) Excludes expenses not allocated to our reportable segments. Summary Financials Source: Inside Mortgage Finance, Copyright 2008 **Approximately $20 billion in servicing sold will be transferred in Q2'08. *** Source: Automotive Fleet Fact Book, Copyright 2007

A leading player in mortgage outsourcing and fleet management services Relationship driven businesses Stable fleet management business Unique mortgage outsourcing model well positioned for the future Proven underwriting results Experienced and prudent senior management team Investment Highlights

Recent History Pre - 2005 Long track record of growth and innovation in each business 2005 Spun-off from Cendant 2006 Restated prior year financial statements 2007 Announced sale to GE/Blackstone (terminated January 1, 2008) Future Prudent and experienced management of mortgage business Focus on prime conforming and prime jumbo loans Right-sized expense base Business positioned for future growth Continue to capture market share as outsourcing is expected to grow Fleet management business free from GE overhang Focus on maximizing financial flexibility Continued commitment to a fairly presented balance sheet and strong controls Strategic Direction

Top 15 Retail Mortgage Originators for 2007 Established in 1984 Leading provider of private label mortgage solutions A top originator and servicer of mortgage loans Unique origination platform focused on organic growth Comprised of two segments: Production - originate, purchase and sell prime mortgage loans (average FICO score on originations of 724 in 2007) through financial institutions, real estate brokers and corporate relocation programs Servicing - service mortgage loans primarily originated by PHH Top 15 Mortgage Servicers for 2007 Source: Inside Mortgage Finance, Copyright 2008. Source: Inside Mortgage Finance, Copyright 2008. Mortgage Overview

Focus on Purchase Market Historical Focus on Prime Unique Distribution Strong Customer Momentum Prime focused production; de minimis subprime or exotic products Several new financial institutions signed in 2008 New clients include: Integra Bank Citizens / Republic Bank Amcore Bank New York Community Bancorp Comerica Financial Institutions Real Estate Brokers Relocation Business East 55 40 5 Conforming Jumbo Alt-A Second lien Other East 56 23 8 10 3 Purchase Refinancing Total 1993 2.69664 2.921 5.618 1994 6.37846 1.696 8.074 1995 4.43135 1.324 5.755 1996 6.115864793 2.149 8.265 1997 8.65522 3.065 11.72 1998 15.34531 10.664 26.009 1999 19.17675 6.392 25.569 2000 20.2457 1.899 22.144 2001 25.107 19.415 44.522 2002 28.69016551 30.5901494 59.2803 2003 35.037 48.664 83.701 2004 34.68 17.873 52.553 2005 32.098 16.087 48.185 2006 28.509 12.753 41.262 2007 25.692 13.853 39.545 48.4% 41.9% 66.0% 66.6% 69.1% 51.6% 58.1% 34.0% 33.4% 30.9% 91.4% 75.0% 59.0% 73.8% 74.0% 77.0% 79.0% 56.4% 43.6% 8.6% 25.0% 41.0% 26.2% 26.0% 35.0% 65.0% Conforming Jumbo Second lien - Fee based East 80 10 10 High Quality Origination Platform

Origination Business Model 5% Secondary Market transaction 55% 40% Consumer Origination platform Investor services Relocation Real Estate Brokers Financial Institutions PLS Face-to-Face Wholesale/ Correspondent PLS Teleservices Client relationship Services Servicing PLS Internet Bundled origination assistance and mortgage servicing Access to high-quality customer base through three business channels Limited credit risk on mortgage loans originated Fee-based loans where PHH receives a fee and the outsource client retains the loan represented 26% of originations in 2007 Loans closed to be sold into capital markets are generally sold within 60 days Recurring fee stream through retained servicing rights Unique Mortgage Origination Model

PHH Mortgage is the exclusive recommended provider to Realogy's owned real estate operations Realogy is a leading owner/franchiser of real estate brokerage services in the US Mortgage venture owned 50.1%/49.9% by PHH and Realogy, respectively 50-year term, subject to early termination in 2017 Strategic Relationship with Realogy

Generates fee income for servicing mortgage loans held by investors, predominantly originated from PHH's "prime" platform Favorable delinquency experience with only 0.41% of portfolio at 90+ days delinquent as of 12/31/2007 Low pre-payment rates - believed to be 80-85% of the industry average as of 12/31/2007 MSRs booked at 1.19% of UPB Overview High Quality Assets Servicing Portfolio ($ billions) Data Conventional 146.63 Government 8.417 Heloc 4.136 Data Conforming Best Efforts 79 Prime Jumbo 13 Other 8 (1) Approximately $20 billion of servicing sold will be transferred in Q2'08. (1) Data as of 12/31/07. High Quality Servicing Franchise Production Servicing 1997 29.7 2000 1998 43 2000 1999 52.2 2000 2000 82.2 2000 2001 98.8 2000 2002 115.8 2000 2003 138.6 2004 145.7 2005 157.3 2006 160.2 2007 159.2 (1)

MSRs and Mortgage Reinsurance MSRs is at 1.19% of unpaid principal balance as of December 31, 2007 3rd party valuations performed 3rd party survey Other public data Mortgage Reinsurance $32 million in reserves as of December 31, 2007 We believe that the PV of Future Premiums > PV of Future Claims on existing book

Recourse Loans and Reserves Recourse Loans as of December 31, 2007 $485 million in loans, 5% of which are 90 days delinquent 65% originated prior to 2004 19% originated in 2004 Most at risk years (2005, 2006 and 2007) represent only 16% of this portfolio $2.4 billion in recourse loan program, which was halted in the second half of 2007, should wind down by Q2 2009 $138 million in REO and Foreclosure with $21 million in reserves Total mortgage reserves, including mortgage reinsurance, were $89 million as of December 31, 2007

Founded in 1946 Industry leader - second largest vehicle management services provider in United States and Canada Fully integrated service provider Technology leader Consistent and long standing client relationships - servicing nearly one-third of Fortune 500 companies Exceptional asset performance - average 3 bps of charge-offs, annually, over the last 10 years Significant fee income and minimal residual risk (96% of leases are open-end where the client assumes residual risk) Experienced and long-tenured management team GE PHH Wheels ARI Enterprise LeasePlan Others Unserved East 509000 367000 206400 201500 180000 129000 155987 1590133 Source: Automotive Fleet 2007 Fact Book Fleet Management Overview

Financing 96% Open End + Net Financing Revenue Fee-Based Services Maintenance Accident Management Fuel Card Management Fees Strategy is to continue to expand the customer base and enhance value added services Focused on providing integrated fleet management solutions Continued emphasis on less capital intensive fee-based products High quality services and value-added products drive client acquisition and retention Fleet Management Revenue Model

Diversified Customer Base Limited Concentration No individual client represents more than 5% of portfolio Top ten clients represent approximately 27% of portfolio Unit Breakdown The portfolio is predominantly comprised of cars and light duty trucks Medium duty & heavy duty trucks, forklifts and equipment represent the remainder Superior Credit Quality Net charge-offs did not exceed 7 bps of asset value in each of the last 10 years Secured lending to Fortune 500 companies PHH serves nearly one-third of Fortune 500 companies Over 100 clients have been with PHH for 20 years or more Representative Clients Colgate-Palmolive Abbott Labs United Technologies DuPont RJ Reynolds Sara Lee ConAgra Black & Decker Textron Strong Customer Base and Diversified Revenue Streams

High Quality Fleet Assets Portfolio ($ millions) Loss and Recovery Experience ($ millions)

Financial Highlights

Available capacities as of February 29, 2008 were approximately: $134 million in cash $322 million in unsecured capacity $1,178 million in excess mortgage warehouse capacity $430 million in excess capacity at Chesapeake $500 million Citigroup warehouse facility was executed on February 28, 2008 Government Sponsored Entities (GSE's) remain the primary source of secondary market liquidity for PHH Repaid $180 million of unsecured public bonds March 3, 2008 Completed $250 million convertible notes offering in April 2008 Liquidity Position

Historical Capital Structure (In millions) (In millions) As of December 31, As of December 31, As of December 31, As of December 31, As of December 31, 2005 2006 2007 Cash and Cash Equivalents Cash and Cash Equivalents Cash and Cash Equivalents $107 $123 $149 Restricted Cash Restricted Cash 497 559 579 Debt Debt 6,744 7,647 6,279 Total Shareholders Equity Total Shareholders Equity Total Shareholders Equity 1,521 1,515 1,529 Total Capitalization Total Capitalization Total Capitalization $8,265 $9,162 $7,808 Total Assets Total Assets $9,965 $10,760 $9,357 Goodwill and Other Tangibles Goodwill and Other Tangibles Goodwill and Other Tangibles 139 133 130 Debt / Equity(1) Debt / Equity(1) 4.5x 5.1x 4.2x Ratio of Indebtedness to Tangible Net Worth(2) Ratio of Indebtedness to Tangible Net Worth(2) Ratio of Indebtedness to Tangible Net Worth(2) Ratio of Indebtedness to Tangible Net Worth(2) Ratio of Indebtedness to Tangible Net Worth(2) 5.0 5.7 4.7 (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (1) Equity excludes "Other Comprehensive Income" of $12, $13 and $29 as of December 31, 2005, 2006 and 2007, respectively. (2) "Indebtedness" includes minority interest. (2) "Indebtedness" includes minority interest. (2) "Indebtedness" includes minority interest. (2) "Indebtedness" includes minority interest. (2) "Indebtedness" includes minority interest.

A leading player in mortgage outsourcing and fleet management services Relationship driven businesses Stable fleet management business Unique mortgage outsourcing model well positioned for the future Proven underwriting results Experienced and prudent senior management team Conclusion